UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2026

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 Congress Avenue, Suite 500

Austin, Texas 78701

(Address of Principal Executive Office) (Zip Code)

(512) 256-9040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FWDI	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2026, Forward Industries, Inc. (the “Company”) appointed Mark Brazier as the Company’s Chief Financial Officer, effective April 13, 2026. Mr. Brazier is 48 years old.

Mr. Brazier brings over 25 years of experience in the digital asset and traditional finance industry. Prior to joining the Company, from 2023 to 2025, Mr. Brazier was employed as the Chief Financial Officer and Head of Regulatory at XBTO Global, a firm specializing in digital assets, crypto, and asset management. Prior to that role, Mr. Brazier was the Chief Financial Officer at Stablehouse, a digital asset custody and trading company. Mr. Brazier is a Chartered Accountant.

There are no arrangements or understandings between Mr. Brazier and any other persons pursuant to which he was appointed as Chief Financial Officer.  Mr. Brazier has no family relationships with any director or executive officer of the Company. Mr. Brazier has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, the Company entered into an offer letter with Mr. Brazier pursuant to which he will receive: (i) an annual base salary of $500,000; (ii) a target annual bonus of $250,000, subject to performance conditions to be determined; and (iii) equity awards to be determined and subject to approval by the Company’s Board of Directors.

Effective April 13, 2026, Kathleen Weisberg will depart from her role as Chief Financial Officer of the Company. Ms. Weisberg will continue to serve the Company in a non-principal officer capacity as Director of Financial Reporting. The Company thanks Ms. Weisberg for her contributions and service as Chief Financial Officer.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: April 8, 2026	By:	/s/ Georgia Quinn
Name: Georgia Quinn
Title: General Counsel

3